Exhibit 99.1

FLOWSERVE CORPORATION
(Unaudited)

Flowserve Pump Division ("FPD")
Quarter Ended	2018
Amounts in millions	March 31	June 30	September 30	December 31
Bookings	$604.2	$720.7	$698.3	$730.3
Sales to external customers	644.0	667.5	647.3	661.7
Intersegment sales	0.4	1.0	0.7	0.7
Gross profit	183.3	186.4	199.9	206.1
Gross profit margin	28.4%	27.9%	30.8%	31.1%
Selling, general and administrative expense	151.8	157.0	139.0	131.1
Loss on sale of business	—	—	(7.7)	—
Segment operating income	34.7	31.6	56.5	78.2
Operating income as a percentage of sales	5.4%	4.7%	8.7%	11.8%
Depreciation and amortization	17.8	17.6	16.6	16.2
Identifiable assets	2,861.9	2,730.7	2,700.2	2,768.9
Capital expenditures	7.1	9.9	8.1	15.5
Realignment charges- cost of sales	5.2	15.1	7.9	11.3
Realignment charges- selling, general and administrative	2.9	2.9	(1.0)	1.1

Eliminations and All Other
Quarter Ended	2018
Amounts in millions	March 31	June 30	September 30	December 31
Bookings	$(2.3)	$(2.1)	$(2.2)	$(1.4)
Sales to external customers	—	—	—	—
Intersegment sales	(1.7)	(1.8)	(1.5)	(1.4)
Gross profit (loss)	(0.1)	(1.3)	(0.8)	(2.6)
Gross profit margin	N/A	N/A	N/A	N/A
Selling, general and administrative expense	23.1	29.9	50	46.8
Segment operating loss	(23.2)	(31.3)	(50.7)	(49.5)
Operating income as a percentage of sales	N/A	N/A	N/A	N/A
Depreciation and amortization	4.2	4.5	4.6	4.4
Identifiable assets	594.5	635.5	633.9	578.7
Capital expenditures	4.3	5.8	7.9	10.9
Realignment charges- cost of sales	—	—	—	—
Realignment and transformation charges- selling, general and administrative	1.5	3.9	27.7	13.7

FLOWSERVE CORPORATION
(Unaudited)

Year Ended December 31, 2018
			Subtotal - Reportable Segments	Eliminations and All Other	Consolidated Total
Amounts in millions	FPD	Flow Control Division ("FCD")
Bookings	$2,753.5	$1,274.3	$4,027.8	$(8.0)	$4,019.8
Backlog	1,286.2	608.4	1,894.6	(3.0)	1,891.6
Sales to external customers	2,620.5	1,212.2	3,832.7	—	3,832.7
Intersegment sales	2.8	3.6	6.4	(6.4)	—
Gross profit	775.7	416.9	1,192.6	(4.8)	1,187.8
Gross profit margin	29.6%	34.3%	31.1%	N/A	31.0%
Selling, general and administrative expense	578.9	215.0	793.9	149.8	943.7
Loss on sale of business	(7.7)	—	(7.7)	—	(7.7)
Segment operating income	201.0	201.2	402.2	(154.7)	247.5
Operating income as a percentage of sales	7.7%	16.5%	10.5%	N/A	6.5%
Depreciation and amortization	68.2	26.6	94.8	17.7	112.5
Identifiable assets	2,768.9	1,268.7	4,037.6	578.7	4,616.3
Capital expenditures	40.6	14.5	55.1	28.9	84.0
Realignment charges- cost of sales	39.5	3.2	42.7	—	42.7
Realignment and transformation charges- selling, general and administrative	5.9	(0.3)	5.6	46.8	52.4

Year Ended December 31, 2017
			Subtotal - Reportable Segments	Eliminations and All Other	Consolidated Total
Amounts in millions	FPD	FCD
Bookings	$2,587.4	$1,225.7	$3,813.1	$(9.2)	$3,803.9
Backlog	1,421.8	617.4	2,039.2	(5.8)	2,033.4
Sales to external customers	2,477.7	1,183.1	3,660.8	—	3,660.8
Intersegment sales	1.0	5.0	6.0	(6.0)	—
Gross profit	692.1	396.7	1,088.8	0.2	1,089.0
Gross profit margin	27.9%	33.4%	29.7%	N/A	29.7%
Selling, general and administrative expense	593.0	213.6	806.6	95.1	901.7
Gain on sale of businesses	—	141.3	141.3	—	141.3
Segment operating income	112.3	323.7	436.0	(94.9)	341.1
Operating income as a percentage of sales	4.5%	27.2%	11.9%	N/A	9.3%
Depreciation and amortization	77.5	27.3	104.8	13.7	118.5
Identifiable assets	2,981.8	1,317.9	4,299.7	610.8	4,910.5
Capital expenditures	28.2	16.6	44.8	16.8	61.6
Realignment charges- cost of sales	32.3	11.6	43.9	—	43.9
Realignment charges- selling, general and administrative	18.6	2.9	21.5	5.8	27.3

FLOWSERVE CORPORATION
(Unaudited)

Year Ended December 31, 2016
			Subtotal - Reportable Segments	Eliminations and All Other	Consolidated Total
Amounts in millions	FPD	FCD
Bookings	$2,556.1	$1,216.8	$3,772.9	$(12.5)	$3,760.4
Backlog	1,320.2	584.5	1,904.7	(2.9)	1,901.8
Sales to external customers	2,763.0	1,227.5	3,990.5	—	3,990.5
Intersegment sales	6.3	6.2	12.5	(12.5)	—
Gross profit	806.0	429.9	1,235.9	0.9	1,236.8
Gross profit margin	29.1%	34.8%	30.9%	N/A	31.0%
Selling, general and administrative expense	646.9	226.9	873.8	91.6	965.4
Loss on sale of business	(7.7)	—	(7.7)	—	(7.7)
Segment operating income	164.8	202.6	367.4	(90.7)	276.7
Operating income as a percentage of sales	6.0%	16.4%	9.2%	N/A	6.9%
Depreciation and amortization	77.8	28.2	106.0	10.8	116.8
Identifiable assets	3,085.5	1,310.3	4,395.8	313.1	4,708.9
Capital expenditures	46.7	26.5	73.2	16.5	89.7
Realignment charges- cost of sales	56.9	8.0	64.9	—	64.9
Realignment charges- selling, general and administrative	22.2	3.4	25.6	4.4	30.0